EXHIBIT 10.322

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                           Dated 1 February 2000


        HYUNDAI CORPORATION and HYUNDAI HEAVY INDUSTRIES CO., LTD.
                                as Builders

                                  - and -

                            RBF EXPLORATION CO.
                           as Original Purchaser

                                  - and -

                          BTM CAPITAL CORPORATION
                             as New Purchaser


                         -------------------------

                            NOVATION AGREEMENT

                         -------------------------


             in respect of the construction and sale contract
                        for Hyundai Hull No. H RBS6
                (also described as RBS8M and tbn "Deepwater
                                Nautilus")


                         WATSON, FARLEY & WILLIAMS
                                  London

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                                   INDEX

Clause                                                    Page
1    DEFINITIONS AND INTERPRETATION                          1
2    REPRESENTATIONS AND WARRANTIES                          4
3    NOVATION                                                6
4    PAYMENTS                                                7
5    INSURANCES                                              8
6    REFUND GUARANTEE                                        8
7    SALE OF OWNER's SUPPLIES                                8
8    FURTHER NOVATION                                        9
9    AMENDMENT TO CONSTRUCTION CONTRACT                     10
10   ASSIGNMENT                                             10
11   MISCELLANEOUS                                          10
12   NOTICES                                                11
13   GOVERNING LAW AND JURISDICTION                         12


THIS AGREEMENT is made on 1 February 2000

BETWEEN

(1) HYUNDAI CORPORATION of 140-2, Kye-Dong, Chongro-Ku, Seoul, Korea and HYUNDAI HEAVY INDUSTRIES CO., LTD. of 1 Cheonha-Dong, Dong-Ku, Ulsan, Korea (jointly and severally, the "Builders");

(2) RBF EXPLORATION CO. of 901 Threadneedle, Suite 200, Houston, Texas 77079, USA (the "Original Purchaser");

(3) BTM CAPITAL CORPORATION of 125 Summer Street, Boston, Massachusetts 02110, USA (the "New Purchaser").

BACKGROUND

(A) By the Construction Contract the Builders agreed to design, build, launch, complete and deliver to the Original Purchaser, and the Original Purchaser agreed to purchase from the Builders, take delivery of and pay for the Vessel.

(B) Subject to and upon the terms and conditions of this Agreement, the New Purchaser has agreed to assume all the rights and obligations of the Original Purchaser under the Construction Contract and the Builders are willing to agree to the substitution of the New Purchaser in place of the Original Purchaser in relation to such rights and obligations and to the release of the Original Purchaser in respect of those rights and obligations.

(C) It is intended that the existing supervision arrangements in relation to the construction of the Vessel will be maintained both before and after the Effective Time.

(D) By a construction supervisory agreement dated the same date as this Agreement the New Purchaser has appointed RBF Exploration II Inc., a Nevada corporation affiliated to the Original Purchaser, as the New Purchaser's sole and exclusive agent to continue to supervise the design and construction of the Vessel in accordance with the Construction Contract.

IT IS AGREED as follows:

1    DEFINITIONS AND INTERPRETATION

1.1 Definitions. In this Agreement unless the context otherwise requires the following words and expressions shall have the following meanings:

     "Affiliate" has the meaning given in the Construction Contract.

     "Construction Contract" means the construction and sale contract dated 14 November 1997 made between (i) the Original Purchaser (in its former name RB Exploration Co.) and (ii) the Builders in respect of the Vessel, as amended by letters dated 10 November 1999 and 1 February 2000 addressed by the Original Purchaser to the Builders and as otherwise amended, supplemented or modified to date and, from the Effective Time (or as the context may require), means that contract as novated, transferred and assumed or amended by this Agreement and as from time to time further amended, supplemented or modified.

     "Construction Expenditure Amount" means an amount equal to the aggregate of all amounts paid prior to the Effective Time by the Original Purchaser to the Builders pursuant to Article II of the Construction Contract in or towards payment of the Contract Price (as defined therein).

     "Delivery"  means  the delivery of the Vessel under  the  Construction
     Contract.

     "Effective Time" means the date and time (prior to Delivery) on which the conditions specified in Clause 3.3 are satisfied as specified in the Effective Time Notice.

     "Effective Time Notice" means the notice to be signed and exchanged in accordance with Clause 3.4 in the form set out in Schedule A.

     "Equipment Sale and Funding Agreement" means an agreement dated the same date as this Agreement and made between the Original Purchaser, as seller, and the New Purchaser, as buyer, for the sale of the topsides of the Vessel and any related equipment specified in that agreement including all items of "OWNER's Supplies" supplied or to be supplied to the Builders under the Construction Contract.

     "Financiers' Consent" means all consents to this Agreement required to be obtained by the Original Purchaser under or in connection with the Trust Indenture (and related security arrangements) including, without limitation, the consent given under Article 2 of the Supplemental Indenture.

     "Further Novation Notice" means the notice which may be served by the New Purchaser and the Replacement Purchaser in accordance with Clause
     8.2 in the form set out in Schedule B.

     "Indenture Trustee" means Chase Bank of Texas, National Association, acting as trustee for the Note Holders (as defined in the Trust Indenture).

     "Insurances" means the insurances effected or to be effected by the Builders in accordance with Article XVII of the Construction Contract.

     "Nomination Notice" means a notice which may be served by the New Purchaser in accordance with Clause 8.1 in the form set out in Schedule C.

     "Novated Obligations" means all the obligations and liabilities expressed to be imposed on the OWNER under the Construction Contract and which obligations and liabilities shall, for the avoidance of doubt, include (without limitation) obligations and liabilities arising under or in respect of the Construction Contract at or before the Effective Time which have not been performed or satisfied at or before the Effective Time; and for the purpose of establishing or determining the obligations or liabilities of the parties under this Agreement and/or the Construction Contract, the acts or omissions, or any series of acts or omissions, or course of conduct, of the Builders or the Original Purchaser (including, without limitation, those acts or omissions or series of acts or omissions, or course of conduct creating or giving rise to a right of rescission or restitution, misrepresentation, negligence or breach of warranty or duty) which occurred or did not occur at or before the Effective Time whether in accordance with, or in breach of, the Construction Contract, or otherwise howsoever, may be relied upon by parties to this Agreement.

     "Novated Rights" means all the rights expressed to be granted to the OWNER under the Construction Contract and the Refund Guarantee and which rights shall, for the avoidance of doubt, include (without limitation) all rights, claims, actions and proceedings in respect of the Construction Contract arising or, as the case may be, accrued or commenced at or before the Effective Time; and for the purpose of establishing or determining the rights or claims of the parties under this Agreement and/or the Construction Contract, the acts or omissions, or any series of acts or omissions, or course of conduct of the Builders or the Original Purchaser (including, without limitation, those acts or omissions, or series of acts or omissions, or course of conduct creating or giving rise to a right of rescission or restitution, misrepresentation, negligence or breach of warranty or duty) which occurred or did not occur at or before the Effective Time whether in accordance with, or in breach of, the Construction Contract, or otherwise howsoever, may be relied upon by the parties to this Agreement.

     "OWNER" and "OWNER's Supplies" have the meanings given to those expressions in the Construction Contract.

     "Refund Guarantee" means the refund guarantee issued by the Refund Guarantor to the Original Purchaser in accordance with Article X of the Construction Contract, which will be assigned to the New Purchaser or (following the issue of a Further Novation Notice) the Replacement Purchaser pursuant to Clauses 3.1 or 8.

     "Refund Guarantor" means Korea Exchange Bank.

     "Replacement Purchaser"  has the meaning given in Clause 8.

     "Supervisor"   means such person as the "OWNER" has appointed  or  may
     from time to time appoint as Supervisor for the purposes of and as referred to in the Construction Contract.

     "Supplemental Indenture" means the supplemental indenture and amendment dated the same date as this Agreement and made between (1) the Original Purchaser, (2) the New Purchaser and (3) the Indenture Trustee.

     "Trust Indenture" means the trust indenture and security agreement dated 12 August 1999 and made between (1) the Original Purchaser and
     (2) the Indenture Trustee, as amended by the Supplemental Indenture and as from time to time further amended, supplemented or modified.

     "Vessel" means the semi submersible drilling unit more particularly described in the Construction Contract and identified as Hyundai Hull No. H RBS6 (and also described by the Original Purchaser as RBS8M and tbn "Deepwater Nautilus").

1.2  Clause  references.   References  in this  Agreement  to  Clauses  and
     Schedules are, unless otherwise specified, references to clauses of and schedules to this Agreement.

1.3  References to "persons" and "successors".

(a) References to "person" or "persons" or to words importing persons include, without limitation, individuals, firms, corporations, government agencies, committees, departments, authorities and other bodies, incorporated or unincorporated, whether having distinct legal personality or not; and, unless otherwise specified, their respective successors.

(b) References to a "successor" include any person who is entitled (by assignment, novation, merger or otherwise) to any other person's rights under this Agreement (or any interest in those rights) or who, as administrator, liquidator or otherwise, is entitled to exercise those rights; and in particular references to a successor include a person to whom those rights (or any interest in those rights) are transferred or pass as a result of a merger, division, reconstruction or other reorganisation of it or any other person).

1.4  Clause  headings.   Clause and sub-clause headings  are  for  ease  of
     reference only and shall not affect the interpretation of this Agreement.

2    REPRESENTATIONS AND WARRANTIES

2.1 Builders' representations and warranties. The Builders jointly and severally represent and warrant to each of the other parties to this Agreement that the following statements are, at the date of this Agreement, true and accurate:

(a) each Builder is duly incorporated under the laws of Korea and has full power and authority to enter into and perform its obligations and discharge its liabilities under this Agreement and to consummate the transactions contemplated by the Construction Contract and this Agreement;

(b) the execution, delivery and performance of the Construction Contract and this Agreement and the consummation of the transactions contemplated by the Construction Contract and this Agreement have been duly authorised by all necessary corporate action on the part of the Builders and do not contravene any applicable law, regulation or order binding on the Builders or any of their assets or their constitutional documents;

(c) neither the execution, delivery and performance by the Builders of the Construction Contract and this Agreement, nor the consummation of any of the transactions by the Builders contemplated by the Construction Contract and this Agreement, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency or any other person, except such as have been obtained and are in full force and effect;

(d) the Construction Contract and this Agreement constitute legal, valid and binding obligations and liabilities of the Builders, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganisation, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(f) there are no disputes outstanding between the Builders and the Original Purchaser under the Construction Contract, nor are the Builders aware of any unremedied defaults by the Original Purchaser under the Construction Contract (and for the purposes of this sub-clause (e), "disputes" does not refer to outstanding or further change orders or claims, if any, which have yet to be agreed); and

(g) the Construction Contract has not (other than by this Agreement and by the letters referred to in the definitions of Construction Contract in Clause 1.1) been amended, varied, cancelled, novated or terminated.

2.2 New Purchaser's representations and warranties. The New Purchaser represents and warrants to each of the other parties to this Agreement that the following statements are, at the date of this Agreement, true and accurate:

(a) the New Purchaser is duly incorporated under the laws of Delaware and has full power and authority to enter into and perform its obligations and discharge its liabilities under this Agreement and to consummate the transactions contemplated by this Agreement;

(b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorised by all such corporate action on the part of the New Purchaser as may be necessary under the internal laws of the State of Delaware and the State of New York and do not contravene any such applicable internal law, order or regulation binding on the New Purchaser or any of its assets or its constitutional documents;

(c) neither the execution, delivery and performance by the New Purchaser of this Agreement, nor the consummation of any of the transactions by the New Purchaser contemplated by this Agreement, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency or any other person, except such as have been obtained and are in full force and effect (or which are required in connection with the registered ownership or operation of the Vessel, in respect of which the New Purchaser has duly executed such documents and instruments as the Seller has provided to it); and

(d) this Agreement constitutes legal, valid and binding obligations and liabilities of the New Purchaser, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganisation, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity
     (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3 Original Purchaser's representations and warranties. The Original Purchaser represents and warrants to each of the other parties to this Agreement that the following statements are, at the date of this Agreement, true and accurate:

(a) the Original Purchaser is duly incorporated under the laws of Nevada and has full power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement;

(b) the execution, delivery and performance of the Construction Contract and this Agreement and the consummation of the transactions contemplated by the Construction Contract and this Agreement have been duly authorised by all necessary corporate action on the part of the Original Purchaser and do not contravene any law, regulation or order binding on the Original Purchaser or any of its assets or its constitutional documents;

(c) subject to the Financiers' Consent, neither the execution, delivery and performance by the Original Purchaser of the Construction Contract or this Agreement, nor the consummation of any of the transactions by the Original Purchaser contemplated by the Construction Contract and this Agreement, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency or any other person, except such as have been obtained and are in full force and effect (or which are only required to be obtained after the date of this Agreement in the ordinary course of the operation or employment of the Vessel); and

(d) the Construction Contract and this Agreement constitute legal, valid and binding obligations and liabilities of the Original Purchaser except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganisation, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.4 Original Purchaser's representations and warranties to New Purchaser. The Original Purchaser represents and warrants to the New Purchaser that the following statements are, at the date of this Agreement, true and accurate:

(a) the Original Purchaser has supplied the New Purchaser with true, complete and up-to-date copies of the Construction Contract;

(b) (save as may have been separately disclosed to the New Purchaser in writing prior to the execution of this Agreement) there are no disputes outstanding between the Original Purchaser and the Builders under the Construction Contract; nor is the Original Purchaser in default, or aware of any unremedied defaults by the Builders, under the Construction Contract; and

(c) the Construction Contract has not (other than by this Agreement and by the letters referred to in the definition of Construction Contract in Clause 1.1) been amended, varied, cancelled, novated or terminated.

2.3 Survival of representations and warranties. The representations and warranties given in this Clause 2 shall survive the execution of this Agreement and shall be deemed to be repeated at the Effective Time.

3    NOVATION

3.1 Novation to New Purchaser. In reliance upon the representations and warranties given by the parties under Clause 2, the Original Purchaser agrees to transfer the Construction Contract to the New Purchaser and the New Purchaser agrees to assume all obligations and liabilities under the Construction Contract on and with effect from the Effective Time, upon the following terms and conditions and subject to Clauses
     3.2 to 3.4:

(a) the Original Purchaser releases and discharges the Builders from all their obligations to the Original Purchaser in respect of the Novated Rights;

(b) the Original Purchaser is released and discharged from the Novated Obligations;

(c) the New Purchaser shall hereby be vested with and have the benefit of the Novated Rights (and accordingly the Builders undertake to perform their obligations and discharge their liabilities in respect of the Novated Rights under the Construction Contract in favour of the New Purchaser); and

(d) the New Purchaser shall assume and duly perform the Novated Obligations, so that, with effect from the Effective Time, the New Purchaser shall be substituted in place of the Original Purchaser as a party to the Construction Contract and the Construction Contract
     shall on and with effect from the Effective Time be construed and treated, and the Builders shall be bound by the Construction Contract in all respects, as if the New Purchaser were named in the Construction Contract as "OWNER" instead of the Original Purchaser.

3.2 Intended effects of novation. Without prejudice to the generality of the provisions of Clause 3.1, the following are intended to be effected by, or are hereby agreed as incidental to, the transfer and assumption of the Novated Rights and Novated Obligations:

(a) The Builders and the New Purchaser acknowledge and agree that they shall adopt and be bound by the procedures and understandings established between the Builders and the Original Purchaser in relation to the Construction Contract before the Effective Time.

(b) All actions taken by any person (including, but not limited to, any decision, delegation, revocation, order, request, change, instruction, confirmation, direction, statement, certificate, appointment payment, opinion, application, notification, submission, application, approval or certificate) prior to the Effective Time under, pursuant to, or in connection with, the Construction Contract shall take effect under this Agreement and the Construction Contact, as between the Builders and the New Purchaser, to the extent such actions took effect originally between the Builders and the Original Purchaser.

(c) The scope, quantum and nature of the Builders' rights, obligations and liabilities in and arising out of their respective performance of the Construction Contract (and of those liable through either of them) shall be the same in all material respects as it has been to date and shall not be adversely affected by the implementation of this Agreement.

(d) Notwithstanding that, as between the Original Purchaser and the New Purchaser, the Original Purchaser may agree to indemnify and/or limit its recourse to the New Purchaser, as owner of the Vessel, the Builders undertake not to contend (whether in proceedings or otherwise) that the New Purchaser has suffered or incurred no damage, loss or expense, or that their liability to the New Purchaser shall be reduced or extinguished, by reason of the substitution (or the consequences of such substitution) of the New Purchaser as "OWNER" under the Construction Contract.

3.3 Conditions for novation. The transfer and assumption contained in Clause 3.1 shall be conditional upon:

(a) the receipt by the Original Purchaser of the Financiers' Consent and the parties' compliance with its terms concerning the implementation of this Agreement; and

(b) the payment by the New Purchaser to the Original Purchaser of the Construction Expenditure Amount,

     provided however that the Builders shall be entitled (without enquiry) to rely on the execution and delivery to it by the other parties of the Effective Time Notice as conclusive evidence that the conditions set out in this Clause 3.3 have been satisfied or waived.

3.4 Effective Time Notice. Once the conditions set out in Clause 3.3 have been satisfied the Effective Time Notice shall be completed and executed by all the parties to this Agreement to fix the day and time of the Effective Time. If the Effective Time does not occur prior to Delivery the transfer and assumption of Novated Rights and Novated Obligations and all other matters or consequences expressed to be effective as at or from the Effective Time shall not take effect unless the parties to this Agreement so agree.

3.5  Builders'  consent.   The  Builders consent hereby  to  the  novation,
     transfer and assumption of the Construction Contract on the terms of Clauses 3.1 to 3.4.

3.6 Confirmation of Supervisor's appointment. The New Purchaser hereby confirms that with effect from the Effective Time the Supervisor is appointed by the New Purchaser to continue to act as "Supervisor" for the purposes of the Construction Contract.

3.7 Funding and payment of New Purchaser's payment obligations. The Original Purchaser hereby confirms to the Builders that pursuant to the Equipment Sale and Funding Agreement it has agreed, and hereby guarantees to the Builders, to fund and thereby ensure that the New Purchaser will discharge all its payment obligations under the Construction Contract whenever they become due for so long as the New Purchaser remains a party to the Construction Contract, and furthermore shall ensure that the proceeds of such funding shall, to the extent that they are to be applied in or towards payment to the Builders under the Construction Contract, be paid direct to the Builders' account.

4    PAYMENTS

4.1 Payments to the Original Purchaser. The Builders shall, subject to receipt or deemed receipt of the payment to be made to it under Clause 4.2, pay to the Original Purchaser at the Effective Time the Construction Expenditure Amount in reimbursement of the Original Purchaser's expenditure under the Construction Contract.

4.2 Payments to the Builders. The New Purchaser shall pay to the Builders at the Effective Time the Construction Expenditure Amount in full discharge of such of the payment obligations and liabilities of "OWNER" as have been already agreed, invoiced and fallen due under the Construction Contract as at or prior to the Effective Time.

4.3 Direct payment to Original Purchaser. The Builders hereby authorise and instruct the New Purchaser to pay the amount payable under Clause
     4.2 direct to the Original Purchaser, and the parties hereby agree that such payment shall fully discharge the payment obligations and liabilities under Clauses 4.1 and 4.2.

4.4 Payments to "OWNER". Following the transfer and assumption contained in Clause 3.1 and unless a Further Novation Notice is served by the New Purchaser under Clause 8.1, all payments due to be made to the OWNER under the Construction Contract shall continue to be made to the Indenture Trustee for deposit in the account specified by the Original Purchaser in its notice to the Builders dated 12 August 1999.

5    INSURANCES

5.1  Notification to insurers.  The Builders undertake:

(a) promptly to notify the insurers in respect of all Insurances of the transfer and assumption effected by this Agreement and the sale of OWNER's Supplies to the New Purchaser referred to in Clause 7; and

(b)  to procure that:

          (i) all cover notes, policies and other contractual documents relating to the Insurances shall be endorsed accordingly with the name of the New Purchaser together with its affiliates, agents, servants and employees (in each case according to their respective interests); and

          (ii) copies of all such documents, endorsed as provided above, are provided to the New Purchaser.

6    REFUND GUARANTEE

6.1 Assignment of Refund Guarantee. Promptly after the Effective Time, if the New Purchaser so requests by delivery to the Builders of a copy of such notice, the Builders shall procure that the Refund Guarantor acknowledges a notice of assignment of the Refund Guarantee in favour of the New Purchaser in the form set out as Schedule C to this Agreement.

7    SALE OF OWNER'S SUPPLIES

7.1 Owner's Supplies. The Original Purchaser hereby gives notice to the Builders, and the Builders hereby acknowledge, that with effect at and from the Effective Time the title to all OWNER's Supplies supplied and delivered to the Builders pursuant to Article XVI (OWNER's SUPPLIES) of the Construction Contract shall be transferred to and vest in the New Purchaser pursuant to the Equipment Sale and Funding Agreement.

8    FURTHER NOVATION

8.1 Nomination of Replacement Purchaser. The New Purchaser shall (with the prior consent of the Indenture Trustee) be entitled at any time prior to Delivery to nominate in a Further Novation Notice an Affiliated Company (as defined in Article XIII (Successors and Assigns) of the Construction Contract) of the Original Purchaser (or, with the prior written consent of the Builders, any other company) as "Replacement Purchaser" for the purposes of this Clause 8.

8.2 Entitlement to exercise further novation rights. If on or prior to the Delivery Date (but before Delivery takes place), the New Purchaser and the Replacement Purchaser serve a Further Novation Notice on the Builders and the Original Purchaser the following provisions of this Clause 8 apply.

8.3  Further  novation.   Upon the service of a notice pursuant  to  Clause
     8.2, the following shall occur:

(a) the New Purchaser shall give notice to the Refund Guarantor of the further assignment of the Refund Guarantee to the Replacement Purchaser and the Builders shall procure the acknowledgement of the Refund Guarantor (substantially in the form of Schedule C appropriately adapted); and

(b) title to any OWNER's Supplies acquired at such date by the New Purchaser shall automatically be transferred to the Replacement Purchaser.

8.4  Assumption   by   Replacement   Purchaser.    Immediately   upon   the
     effectiveness of the releases, notifications and transfers contained in Clause 8.3, the following shall occur:

(a) the New Purchaser shall be automatically released and discharged from all Novated Obligations and shall no longer be under any obligation or liability under this Agreement or the Construction Contract or in respect of the Vessel;

(b) the Builders shall be automatically released and discharged from their obligations and liabilities to the New Purchaser in respect of the Novated Rights and shall instead owe those to the Replacement Purchaser; and

(c) all the Novated Obligations and all the Novated Rights shall be automatically transferred to and assumed by the Replacement Purchaser.

8.5 Tender for delivery etc. If a Further Novation Notice is served after the date on which the Vessel has been validly tendered for delivery pursuant to the Construction Contract, that tender will not be invalidated by reason of that Further Novation Notice having been served and in such circumstances:

(a) the Builders and the Replacement Purchaser will co-operate with a view to facilitating delivery of the Vessel on the date specified for delivery of the Vessel in that tender;

(b) the Builders will, if they have at that time produced the delivery documents pursuant to and in accordance with Article VII (Delivery) of the Construction Contract, have a reasonable time (not exceeding 10
     days)   to   prepare  replacement  delivery  documents   showing   the
     Replacement Purchaser as "OWNER" under the Construction Contract as further transferred and assumed;

(c) the time for delivery of the Vessel pursuant to the Construction Contract as further transferred and assumed will be extended by the period referred to in Clause 8.5(b); and

(d) subject to the compliance by the Builders with their obligations under Clause 8.5(b) and further subject to Clause 8.5(c), the Builders' rights and obligations under the Construction Contract as further transferred and assumed will not be affected as a result of any delay to the delivery of the Vessel arising directly as a result of that further transfer and assumption.

9    AMENDMENT TO CONSTRUCTION CONTRACT

9.1  Amendment.   With  effect  from the Effective  Time  the  Construction
     Contract shall be further amended as follows:

(a) in paragraph 4 (Registration) of Article I (- DESCRIPTION AND CLASS) of the Construction Contract, after the words "the United States of America" shall be inserted the words "or Panama";

(b) references in the Construction Contract to "this Contract" shall be construed as references to the Construction Contract as transferred and assumed, amended or otherwise modified by this Agreement; and

(c) by construing all references to Affiliated Company(ies) as references to Affiliated Company(ies) of the Original Purchaser.

10   ASSIGNMENT

10.1 Assignment of Novated Rights. The Builders hereby consent to the direct or indirect assignment (or series of assignments) by the New Purchaser in favour of the Original Purchaser (or any Affiliate of the Original Purchaser) of the Novated Rights, including in particular, but without limitation, the rights of the OWNER under:

(a)  Article III (ADJUSTMENT OF CONTRACT PRICE);

(b)  Article IX (WARRANTY OF QUALITY); and

(c)  Article X (RESCISSION BY OWNER),

     of the Construction Contract.

10.2 Collateral assignment. The Builders hereby further consent to the collateral assignment by the New Purchaser (or any assignee of the New Purchaser permitted under Clause 10.1) in favour of the Indenture Trustee of the Novated Rights.

10.3 Assignment of Novated Obligations. The New Purchaser shall not be entitled to assign or transfer its rights and obligations under this Agreement or the Novated Obligations (except pursuant to Clause 8) without the prior written consent of the Original Purchaser.

11   MISCELLANEOUS

11.1 Counterparts. This Agreement may be executed in several counterparts and any single counterpart or set of counterparts signed, in either case, by all of the parties thereto shall be deemed to be an original, and all counterparts when taken together shall constitute one and the same instrument.

11.2 Amendments.   This Agreement may be amended only by an  instrument  in
     writing signed by all of the parties to this Agreement.

11.3 Waiver. Any waiver of any right, power or privilege by any party to this Agreement shall be in writing signed by such party. No failure or delay by any party hereto to exercise any right, power or privilege under this Agreement shall operate as a waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege or of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

11.4 Costs  and  expenses.   All  costs and expenses  arising  out  of  the
     negotiation, preparation or execution of this Agreement shall be for the account of the Original Purchaser, and the Original Purchaser shall reimburse the Builders in respect of all documented out-of-pocket costs and expenses, reasonably incurred by the Builders under, or arising out of the implementation of, this Agreement.

12   NOTICES

12.1 Notices  etc.   Every  notice, request, demand or other  communication
     under this Agreement or the Construction Contract shall:

(a) be in the English language and in writing delivered personally or by prepaid first class airmail letter or fax (confirmed in the case of a fax by prepaid first class airmail letter sent within 24 hours of despatch but so that the non-receipt of such confirmation shall not affect in any way the validity of the fax in question);

(b) be deemed to have been received, in the case of a fax, when a confirmation by the recipient of receipt of such fax is despatched (provided that, in the case of a fax transmission, if the date of despatch is not a business day in the country of the addressee it shall be deemed to have been received at the opening of business on the next such working day in that country), and in the case of a letter, when delivered personally or if put in the post, when actually received;

(c)  be sent:

     (i)  to the Builders to:

               Hyundai Heavy Industries Co., Ltd.
               No. 1, Cheonha-Dong, Dong-Ku
               Ulsan
               Korea

               Fax:  (82) 522 230 3448 / 3425
               Attention:   General Manager

     (ii) to the Original Purchaser to:

               RBF Exploration Co.
               901 Threadneedle
               Houston
               Texas 77079-2902
               USA

               Fax:  (1) (281) 496 0285
               Attention: Project Director

     (iii)     to the New Purchaser to:

               BTM Corporation
               125 Summer Street
               Boston
               Massachusetts 02110
               USA

               Fax:
               Attention: Senior Vice President/Administration

          with a copy to:

               RBF Exploration II Inc.
               c/o The Original Purchaser

     or in each case to such other person or address or fax number as one party may notify in writing to the other parties hereto.

13   GOVERNING LAW AND JURISDICTION

13.1 Law. This Agreement (including, but not limited to, its validity and enforceability) shall be governed by, and construed in accordance with, the laws of the State of New York other than conflict of law rules thereof that would require the application of the laws of a jurisdiction other than such State.

13.2 Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of New York in New York County or of the United States of America for the Southern
     District of New York, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby accepts for itself and (to the extent permitted by law) in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid Courts. Each of the parties to this Agreement hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. This submission to jurisdiction is non-exclusive and does not preclude the parties from obtaining jurisdiction over the other parties in any Court otherwise having jurisdiction.

13.3 Arbitration. Subject to Clause 13.2, any disputes arising out of or by virtue of the Construction Contract (as transferred and assumed, amended or otherwise modified by this Agreement) shall be referred to arbitration as provided for in Article XII (Arbitration) of the Construction Contract.



                                SCHEDULE A

                       FORM OF EFFECTIVE TIME NOTICE

                            Novation Agreement
        Dated [            ] 2000 (the "Agreement") in relation to
                          Hyundai Hull No. HRBS6


In accordance with Clause 3.3 of the Agreement, the undersigned hereby confirm that the conditions set out in Clause 3.3 of the Agreement have been satisfied at [ ] hours on [ ] 2000.


_________________________________________
For and on behalf of
HYUNDAI CORPORATION


_________________________________________
For and on behalf of
HYUNDAI HEAVY INDUSTRIES CO., LTD.


_________________________________________
For and on behalf of
RBF EXPLORATION CO.



_________________________________________
For and on behalf
BTM CAPITAL CORPORATION






                                SCHEDULE B

                      FORM OF FURTHER NOVATION NOTICE



To:  Hyundai Corporation
     Hyundai Heavy Industries Co., Ltd.

cc:  RBF Exploration II Inc.

cc:  RBF Exploration Co.



Dear Sirs,

Novation  Agreement dated [            ] 2000 (the "Agreement") in relation
to Hull No.  HRBS6

In accordance with Clause 8.2 of the Agreement we hereby notify you that the provisions of Clause 8.3 of the Agreement shall have immediate effect. BTM Capital Corporation hereby names and assigns to _______________________ as Replacement Purchaser all of its right, title and interest in the Construction Contract. The Replacement Purchaser hereby agrees to comply with and be bound by such provisions as if it had been a party to the Agreement.


____________________________
For and on behalf of
BTM CAPITAL CORPORATION



____________________________
For and on behalf of
[REPLACEMENT PURCHASER]





                                SCHEDULE C

             FORM OF NOTICE OF ASSIGNMENT OF REFUND GUARANTEE

To:  Korea Exchange Bank
     Kye Dong Branch
     140-2 Kye Dong
     Chongro-Ku
     Seoul
     Korea

cc:  BTM Capital Corporation

                                                 Dated: [            ] 2000

Dear Sirs,

re:  Letter of Guarantee No. 0696GBD711111 (the "Guarantee")

1.    We hereby give you notice that pursuant to a novation agreement dated
 [             ]  2000 and made between (1) Hyundai Corporation and Hyundai
 Heavy Industries Co., Ltd., (2) ourselves and (3) BTM Capital Corporation ("BTM") all our rights, obligations and liabilities under the Contract (as defined in the Guarantee) and the Guarantee have been transferred to BTM.

2. This notice shall be governed by and construed in accordance with the General Maritime law of the United States of America.

3. Please acknowledge the above by countersigning and returning to us (with a copy to BTM) a copy of this notice.

Yours faithfully



_____________________
RBF Exploration Co.
By:
Title:


Acknowledged and accepted as of the date of the above notice:





_____________________
Korea Exchange Bank
By:
Title:

This Agreement has been executed by the parties to this Agreement on the date specified at the beginning of this Agreement.

THE BUILDERS

Signed by                     )
                              )
for and on behalf of          )
HYUNDAI CORPORATION           )
in the presence of:           )



Signed by                     )
                              )
for and on behalf of          )
HYUNDAI HEAVY INDUSTRIES      )
CO., LTD.                     )
in the presence of:           )



THE ORIGINAL PURCHASER

Signed by                     )
                              )
for and on behalf of          )
RBF EXPLORATION CO.           )
in the presence of:           )



THE NEW PURCHASER

Signed by                     )
                              )
for and on behalf of          )
BTM CAPITAL CORPORATION       )
in the presence of:           )